The
                                    Southeastern
                                       Thrift
                                      and Bank
                                      Fund, Inc.

                                  SEMIANNUAL REPORT

                                    June 30, 1997


DIRECTORS

Victor L. Andrews
Franklin C. Golden
Robert G. Freedman
Fred G. Steingraber
Donald R. Tomlin
H. Hall Ware III

OFFICERS

Victor L. Andrews
Chairman
Franklin C. Golden
President
James B. Little
Treasurer
James K. Schmidt
Vice President
Renaldo Pascual
Secretary

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN, TRANSFER AGENT,
DISTRIBUTION DISBURSING AGENT
AND REGISTRAR

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

LEGAL COUNSEL

Kilpatrick & Cody
1100 Peachtree Street
Atlanta, Georgia 30349-4530

Listed: NASDAQ Symbol: STBF
John Hancock Closed-End Funds:
1-800-843-0090


CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

We are happy to report that financial stocks, including banks and thrifts, turned in another strong performance for the last six months. Even with a brief spike in interest rates at the end of the first quarter when the economy posted sizzling growth, the broad market as measured by the Standard & Poor's 500 Stock Index managed to post a return of 20.60% in the first half of the year. Financial stocks were equally prosperous, and for the six months ended June 30, 1997, the Fund posted a total return of 21.58% at net asset value.

As portfolio manager Jim Schmidt details in his commentary on the following pages, the environment remains very favorable for financial stocks. The economy appears to be staying in its moderate growth path, despite periodic spurts of strength, and inflation remains tame. What's more, industry fundamentals remain strong.

A 1 1/4" x 1" photo of Dr. Victor L. Andrews, Chairman of the Board of Directors, flush right, next to second paragraph.

During the earlier years of the '90s, the prices of financial services stocks benefited from some powerful economy-wide drivers, namely slowly subsiding interest rates, macroeconomic expansion and mergers and acquisitions. The banking industry still has a long way to go in shrinking its great numbers, and in our view that should keep Fund portfolio opportunities ample. Turnover in portfolio themes is inevitable and ceaseless. One can speculate fruitfully on the outlines of new ones. Sooner or later, it seems, Congress must finally open the way wider for bank expansion into other lines of business, and some banks will surpass others in resulting profit opportunities. In the spreading collision of product offerings between banks and non-bank financial service companies, there will be profitable winners. Our job is to find them.

In the stock market overall, the prolonged lag of mid-sized and smaller capitalization valuations behind the large caps cannot continue forever. History says so in forceful terms. The catch-up may play into the Fund's hand, especially with its experience in regional markets. Also, overall, the American appetite for services seems insatiable, and financial services companies are no exception. Given all this, our confidence continues in the availability of good performance among financial service stocks in the southeast.

Very truly yours on behalf of the Directors and Officers of the Fund.

/S/ VICTOR L. ANDREWS

DR. VICTOR L. ANDREWS, CHAIRMAN OF THE BOARD OF DIRECTORS


BY JAMES K. SCHMIDT, CFA, PORTFOLIO MANAGER

The Southeastern Thrift
and Bank Fund, Inc.

Stock market and bank stocks keep advancing

On the heels of a strong 1996, the stock market continued its upward march during the last six months. For the first two months of 1997, the market moved up in a straight shot before meeting a stiff headwind of inflationary concern and rising interest rates in mid-March. Early in 1997, the engine of economic growth began to overheat and the Federal Reserve moved toward a more restrictive monetary policy to pre-empt an inflation spike. The stock market gyrated wildly before rebounding in late April as signs of more muted economic growth appeared. For the six months ended June 30, 1997, the broader market, as measured by the Standard & Poor's 500 Stock Index returned 20.60%, including reinvested dividends.

Bank stocks were not immune to rising interest rates and the market's volatility, first rising at the beginning of the year, then softening in March and April and finally rallying in the latter part of the period. Even with the volatility, the Fund performed very well. For the six months ended June 30, 1997, The Southeastern Thrift and Bank Fund posted a total return of 21.58% at net asset value. That compared with the 19.89% return for the average open-end financial services fund, according to Lipper Analytical Services, Inc.

A 2 1/2" x 3 1/2" photo of the Fund management team. Caption reads:
"James K. Schmidt (seated) and Fund management team members (l-r): James Boyd, Thomas Finucane, Patricia Ouimet, Gerard Cronin."

"Early in
1997, the
engine of
economic
growth
began to
overheat..."

Interest rates vs. bank earnings

Looking forward, we believe it is still possible that the Fed could raise interest rates to pre-empt an inflation surge. As rates move up, investors invariably sell bank stocks on the assumption that higher rates have a negative impact on bank earnings. We find this behavior mistaken, since in recent years banks have been able to adjust both loan and deposit pricing in step and keep earnings on track. Consider the last time interest rates moved up sharply, a 15-month period in 1994-95. Short-term interest rates rose by 300 basis points (3.0%), much more than we are forecasting for 1997. The impact on bank margins was slight. According to FDIC data, net interest margins -- the spread, or difference, between what banks receive on their loans and what they pay out to depositors -- in the commercial banking industry declined only modestly, from 4.36% to 4.29%. Net interest income actually increased due to growth in earning assets.

Chart with heading "Top Five Common Stock Holdings" at the top of the left hand column. Chart lists five holdings: 1) BB&T Corp. 4.8%; 2) Union Planters Corp. 4.5%; 3) Southtrust Corp. 4.1%; 4) First Union Corp. 3.4%; 5) NationsBank Corp. 3.0%. A footnote below states "As a percentage of total net assets on June 30, 1997".

"Bank stocks
were not
immune to
 ...the
market's
volatility..."

Earnings march upward

In 1996, bank earnings once again shattered prior records, as net income for the nation's 9,500 commercial banks exceeded $50 billion for the first time. The macroeconomic triple play of moderate growth, low inflation and stable interest rates drove bank earnings-per-share above consensus estimates. Banks reported wide interest margins, stable overhead levels and lower share counts due to stock repurchases. Credit costs, mostly due to elevated levels of problem loans in consumer portfolios, rose moderately off an unsustainably low base and had little impact on bottom line profitability. In 1997, our model forecasts 12% earnings growth over 1996. First quarter 1997 reports corroborated this thesis, as the 1996 trends continued: wide spreads (despite rising rates), controlled expenses and share repurchases all are driving earnings-per-share. Our outlook for bank earnings for the rest of 1997 remains very positive.

Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance...and what's behind the numbers." The first listing is "Trustmark Corp." followed by an up arrow and the phrase "Concerns fade about management succession." The second listing is "First Virginia Banks" followed by an up arrow and the phrase "Fund acquired stock in Premier Bankshares deal." The third listing is "Raymond James Financial" followed by an up arrow and the phrase "Shares rise on merger speculation." Footnote below reads "See "Schedule of Investments". Investment holdings are subject to change."

While the decline in financial stocks in March and April provided a tremendous buying opportunity, the recent rally has not diminished the group's attractive valuation status. Despite a healthy upward move in 1997, the relative price-earnings ratio multiple of the banking group still stands at only 70% of the S&P 500 multiple.

More consolidation and deregulation

In the first six months of 1997, three more of our stocks announced that they were being acquired. The southeastern states have generally not been the epicenter of merger activity in the last several years. We think that this is in the process of changing. One of our holdings, American National Bancorp of Maryland, recently announced a merger with a mid-sized Virginia bank, Crestar Financial. That same week Central Fidelity Banks, another major Virginia bank, agreed to be purchased by Wachovia. These are the first of what we expect to be a series of mergers in Virginia. This is a state we have termed a "battleground" state because the consolidation activity there is still in its infancy. Other battleground states where we have significant investments are Alabama, Tennessee and Mississippi.

Bar chart with heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the six months ended June 30, 1997." The chart is scaled in increments of 5% from top to bottom, with 25% at the top and 0% at the bottom. Within the chart there are two solid bars. The first represents the 21.58% total return for The Southeastern Thrift and Bank Fund, Inc. The second represents the 19.89% total return for the average open-end financial services fund. Footnote below reads: "The total return for The Southeastern Thrift and Bank Fund is at net asset value with all distributions reinvested. The average open-end financial services fund is tracked by Lipper Analytical Services."

During the period, there was a beneficial change involving newly relaxed regulations governing securities activities. As we had forecast, on March 1 the Federal Reserve allowed banks to derive 25% of their business from underwriting stocks and bonds, up from the prior 10% limit. Thus, without any legislative modification to the Glass-Steagall Act, banks have been give a "back-door" entry into the securities business. We expect the majority of the publicly traded brokerage firms to be acquired by the major commercial banks during the next five years. Because the major theme of the Fund is bank and thrift investing, our brokerage holdings remain a smaller percentage of the Fund. Within the last year, however, we have established positions in two premier southeastern brokerage firms, Interstate-Johnson Lane and Raymond James Financial.

Favorable outlook

We continue to invest in undervalued regional banks and thrifts with healthy earnings fundamentals which are in the path of consolidation. In particular, we believe that savings and loan stocks in general have become increasingly attractive investment vehicles. As has been the case historically, the savings and loans are less expensive than commercial banks. At the end of June, the average thrift traded at 130% of book value, while 200% of book value was the norm for commercial banks. Interestingly, thrifts are increasingly looking like banks. Many of them are building a commercial lending capability and introducing more of the fee-producing services that banks have. Last fall, Congress cut the deposit insurance premium that thrifts pay to the FDIC by about 80%, bringing them more in line with banks and presumably paving the way for an eventual merger of the Bank Insurance Fund with the Savings Association Insurance Fund.

"Our outlook
for bank
earnings
for the
rest of 1997
remains very
positive."

We remain confident about the prospects for bank and thrift stocks. Even though any further rise in interest rates might temporarily put the sector under pressure, we believe, as we stated earlier, that the conventional wisdom no longer holds true that rising rates affect bank earnings. Bank and thrift fundamentals remain as strong as ever, and we expect industry consolidation to continue for years.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

Sector investing is subject to different, and sometimes greater, risks than the market as a whole.


FINANCIAL STATEMENTS




The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on June 30, 1997. You'll also find the net asset value per share as of that date.

Statement of Assets and Liabilities
June 30, 1997 (Unaudited)
----------------------------------------------------------------
Assets:
Investments at value - Notes A & C:
Common stocks (cost - $35,346,926)                 $  82,889,478
Preferred stock (cost - $100,000)                        137,500
Short-term investments (cost - $25,073)                   25,073
Joint repurchase agreement (cost - $1,031,000)         1,031,000
                                                   -------------
                                                      84,083,051
Cash                                                         142
Receivable for investments sold                          410,387
Dividends and interest receivable                        355,188
Other assets                                             325,000
                                                   -------------
Total Assets                                          85,173,768
----------------------------------------------------------------

Liabilities:
Payable to John Hancock Advisers, Inc. - Note B           54,112
Accounts payable and accrued expenses                     43,989
                                                   -------------
Total Liabilities                                         98,101
----------------------------------------------------------------

Net Assets:
Capital paid-in                                       32,397,863
Accumulated net realized gain on investments           4,346,293
Net unrealized appreciation of investments            47,580,052
Undistributed net investment income                      751,459
                                                   -------------
Net Assets                                         $  85,075,667
================================================================

Net Asset Value Per Share:
(based on 3,984,966 shares outstanding - 50 million
shares authorized with $0.001 per share par value) $       21.35
================================================================

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund.
It also shows net gains for the period stated.

Statement of Operations
Six months ended June 30, 1997 (Unaudited)
----------------------------------------------------------------
Investment Income:
Dividends (including $10,080 received from
affiliated issuers)                                  $ 1,062,624
Interest                                                  62,736
                                                   -------------
                                                       1,125,360
                                                   -------------
Expenses:
Investment management fee - Note B                       249,138
Administration fee - Note B                               57,493
Trustees' fee                                             27,135
Custodian fee                                             18,843
Legal fees                                                16,547
Auditing fee                                              13,933
Printing                                                   6,955
Miscellaneous                                              4,634
Transfer agent fee                                         4,115
                                                   -------------
Total Expenses                                           398,793
----------------------------------------------------------------
Net Investment Income                                    726,567
----------------------------------------------------------------

Realized and Unrealized Gain on Investments:
Net realized gain on investments sold                  4,346,293
Change in net unrealized appreciation/depreciation
of investments                                        10,022,494
                                                   -------------
Net Realized and Unrealized Gain
on Investments                                        14,368,787
----------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                            $15,095,354
================================================================

See notes to financial statements.





Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------------------
                                                                                                          SIX MONTHS ENDED
                                                                                      YEAR ENDED           JUNE 30, 1997
                                                                                  DECEMBER 31, 1996         (UNAUDITED)
                                                                                  -----------------     -----------------
Increase in Net Assets:
From Operations:
Net investment income                                                            $     1,116,773        $       726,567
Net realized gain on investments sold                                                  4,043,580              4,346,293
Change in net unrealized appreciation/depreciation of investments                      9,095,550             10,022,494
                                                                                 ---------------        ---------------
Net Increase in Net Assets Resulting from Operations                                  14,255,903             15,095,354
                                                                                 ---------------        ---------------

Distributions to Shareholders:
Dividends from net investment income ($0.2740 and none per share, respectively)  (     1,091,881)                    --
Distributions from capital gains ($0.1207 and none per share, respectively)      (       480,985)                    --
                                                                                 ---------------        ---------------
Total Distributions to Shareholders                                              (     1,572,866)                    --
                                                                                 ---------------        ---------------

Net Assets:
Beginning of period                                                                   57,297,276             69,980,313
                                                                                 ---------------        ---------------
End of period (including undistributed net investment income of $24,892
and $751,459, respectively)                                                      $    69,980,313        $    85,075,667
                                                                                 ===============        ===============




Analysis of Common Share Activity:

                                                                                            SIX MONTHS ENDED
                                                                   YEAR ENDED                 JUNE 30, 1997
                                                               DECEMBER 31, 1996               (UNAUDITED)
                                                           ------------------------     ------------------------
                                                             SHARES        AMOUNT         SHARES        AMOUNT
                                                           ----------    ----------     ----------    ----------
Shares outstanding, beginning of period                     3,984,966  $ 28,835,268      3,984,966   $ 32,397,863
Reclassification of net long-term capital gains
(net of federal income taxes of $1,411,141 and
$1,918,367,respectively) - Note A                                  --     3,562,595             --             --
                                                        -------------  ------------  -------------   ------------
Shares outstanding, end of period                           3,984,966  $ 32,397,863      3,984,966   $ 32,397,863
                                                        ============= =============  =============  =============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders.

See notes to financial statements.





Financial Highlights

Selected data for each share of common stock outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
-------------------------------------------------------------------------------------------------------------------------------
                                                                        FISCAL
                                       YEAR ENDED JUNE 30,           PERIOD ENDED     YEAR ENDED DECEMBER 31,  SIX MONTHS ENDED
                         -----------------------------------------   DECEMBER 31,     ----------------------     JUNE 30, 1997
                            1992(a)        1993(a)         1994(a)     1994(a, b)       1995(a)       1996        (UNAUDITED)
                         ---------      ---------        ---------    ----------      ---------    ---------       ---------
Per Share Operating
Performance
Net Asset Value,
Beginning of Period      $   3.860      $   6.430        $   9.040    $  10.830      $   9.930    $  14.380        $  17.560
                         ---------      ---------        ---------    ---------      ---------    ---------        ---------
Net Investment Income        0.050          0.055            0.105        0.075          0.219        0.280            0.182
Net Realized and
Unrealized Gain (Loss)
on Investments               2.580          2.555            2.232(c) (   0.670)(c)      4.513(c)     3.295(c)         3.608
                         ---------      ---------        ---------    ---------      ---------    ---------        ---------
Total from Investment
Operations                   2.630          2.610            2.337    (   0.595)         4.732        3.575            3.790
                         ---------      ---------        ---------    ---------      ---------    ---------        ---------
Less Distributions:
Dividends from Net
Investment Income        (   0.050)            --        (   0.103)   (   0.130)     (   0.219)   (   0.274)              --
Distributions from
Net Realized Gain on
Investments Sold                --             --        (   0.444)   (   0.175)     (   0.063)   (   0.121)              --
Distributions from
Paid-in Capital          (   0.010)            --               --           --             --           --               --
                         ---------      ---------        ---------    ---------      ---------    ---------        ---------
Total Distributions      (   0.060)            --        (   0.547)   (   0.305)     (   0.282)   (   0.395)              --
                         ---------      ---------        ---------    ---------      ---------    ---------        ---------
Net Asset Value, End
of Period                $   6.430      $   9.040        $  10.830    $   9.930      $  14.380    $  17.560        $  21.350
                         =========      =========        =========    =========      =========    =========        =========
Per Share Market Value,
End of Period            $   5.500      $   7.875        $  10.625    $   9.625      $  13.750    $  16.375        $  18.875
Total Investment Return
at Market Value             78.15%         43.18%           42.98%    (   6.53%)        45.66%       21.96%           15.27%(f)

Ratios and Supplemental
Data
Net Assets, End of
Period (000s omitted)    $  25,623      $  36,024        $  43,145    $  39,548      $  57,297    $  69,980        $  85,076
Ratio of Expenses to
Average Net Assets           2.17%          1.69%            1.46%        1.46%(e)       1.31%        1.13%            1.05%(e)
Ratio of Net Investment
Income to Average Net
Assets                       1.06%          0.71%            1.01%        1.35%(e)       1.73%        1.79%            1.91%(e)
Portfolio Turnover Rate        42%            42%              23%           7%            14%          13%              11%
Average Brokerage
Commission Rate(d)             N/A            N/A              N/A          N/A            N/A    $  0.0700        $  0.0700

(a) All per share amounts and net asset values have been restated to reflect the 2 for 1 stock split effective November 30,
    1995.
(b) Effective October 24, 1994, the fiscal period end changed from June 30 to December 31.
(c) Net of federal income taxes of $0.48 for December 31, 1996, $0.35 for December 31, 1995, $0.215 for December 31, 1994
    and $0.260 for June 30, 1994 on net long-term capital gains retained by the Fund.
(d) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(e) On an annualized basis.
(f) Not annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, dividends and gains (losses) of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. It also shows the total investment return for each period based on the market value of fund shares. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.




Schedule of Investments
June 30, 1997 (Unaudited)
---------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Fund on June 30, 1997. It's divided into three main categories:
common stocks, preferred stocks and short-term investments. The stocks are further broken down by location. Under each location is a list of the stocks owned by the Fund.

                                                                                          MARKET
ISSUER, DESCRIPTION                                           NUMBER OF SHARES             VALUE
-------------------                                         -------------------          -------
COMMON STOCKS
Banks, Savings and Loans - Southeastern (by state)
Alabama (14.09%)
Colonial BancGroup, Inc.                                           98,556            $   2,389,983
Compass Bancshares, Inc.                                           39,750                1,336,594
First Southern Bancshares                                          51,917                  687,900
Peoples Banctrust, Co., Inc.                                       44,000                  946,000
Regions Financial Corp.                                            65,800                2,080,925
Security Federal Bancorp., Inc. * +                                33,600                  571,200
Southern Banc Co., Inc.                                            32,900                  503,781
Southtrust Corp.                                                   83,930                3,472,604
                                                                                     -------------
                                                                                        11,988,987
                                                                                     -------------

Florida (5.21%)
American Bancshares, Inc.*                                         41,000                  374,125
BankUnited Financial Corp. (Class A) *                             20,000                  197,500
Barnett Banks, Inc.                                                20,000                1,050,000
Commercial Bankshares, Inc.                                        23,500                  446,500
Community Savings, FA                                              26,666                  586,652
First Palm Beach Bancorp.                                          15,000                  510,000
Seacoast Banking Corp. (Class A)                                   42,500                1,264,375
                                                                                     -------------
                                                                                         4,429,152
                                                                                     -------------

Georgia (6.36%)
ABC Bancorp.                                                       12,500                  212,500
CCF Holding Co.                                                    30,700                  506,550
Eagle Bancshares, Inc.                                             60,000                1,072,500
First Liberty Financial Corp.                                      68,650                1,475,975
Flag Financial Corp.                                               67,500                  966,094
Premier Bancshares Inc.                                            68,600                1,179,062
                                                                                     -------------
                                                                                         5,412,681
                                                                                     -------------

Louisiana (3.19%)
ISB Financial Corp.                                                25,000                  650,000
Teche Holding Co.                                                  25,000                  475,000
Whitney Holding Corp.                                              37,500                1,584,375
                                                                                     -------------
                                                                                         2,709,375
                                                                                     -------------

Mississippi (5.27%)
BancorpSouth, Inc.                                                 30,200                  875,800
Deposit Guaranty Corp.                                             35,000                1,102,500
Hancock Holding Co.                                                19,665                  963,585
People Holding Co. (The)                                           15,600                  604,500
Trustmark Corp.                                                    33,500                  938,000
                                                                                     -------------
                                                                                         4,484,385
                                                                                     -------------

North Carolina (24.00%)
BB&T Corp.                                                         90,435                4,069,575
CCB Financial Corp.                                                30,007                2,194,262
Centura Banks, Inc.                                                47,837                2,194,522
First Citizens BancShares, Inc. (Class A)                          16,556                1,440,372
First Savings Bancorp., Inc.                                        9,910                  220,498
First Union Corp.                                                  31,661                2,928,642
Green Street Financial Corp.                                        9,690                  170,786
Haywood Bancshares, Inc.                                           53,400                  914,475
LSB Bancshares, Inc.                                               33,202                  672,340
Mutual Community Savings Bank *                                    17,070                  183,503
NationsBank Corp.                                                  39,624                2,555,748
Piedmont Bancorp., Inc.                                            20,000                  207,500
Rowan Bankcorp, Inc. *                                             20,000                  350,000
South Street Financial Corp.                                       40,000                  660,000
Stone Street Bancorp, Inc.                                         40,000                  872,500
United Carolina Bancshares, Inc.                                   15,000                  780,000
                                                                                     -------------
                                                                                        20,414,723
                                                                                     -------------

South Carolina (6.46%)
American Federal Bank, FSB                                         60,000                1,935,000
Carolina First Corp.                                               22,593                  333,247
First Financial Holdings, Inc.                                     45,000                1,440,000
PALFED, Inc.                                                       94,960                1,590,580
Plantation Financial Corp.                                         20,000                  200,000
                                                                                     -------------
                                                                                         5,498,827
                                                                                     -------------

Tennessee (8.35%)
First American Corp.                                               26,558                1,019,163
First Tennessee National Corp.                                     47,240                2,267,520
Union Planters Corp.                                               73,579                3,816,911
                                                                                     -------------
                                                                                         7,103,594
                                                                                     -------------

Virginia (6.09%)
Commonwealth Bankshares, Inc.*                                     22,472                  250,001
Community Bankshares Inc.                                           1,500                   28,500
F & M National Corp.                                               25,625                  666,250
FFVA Financial Corp.                                               26,000                  708,500
First Virginia Banks, Inc.                                         21,800                1,314,812
Guaranty Financial Corp.                                           20,000                  212,500
Mainstreet Bankgroup, Inc.                                         55,000                1,512,500
Marathon Financial Corp                                            10,000                   61,250
Salem Bank & Trust                                                 21,630                  324,450
Security Bank Corp.*                                               11,000                  106,563
                                                                                     -------------
                                                                                         5,185,326
                                                                                     -------------

TOTAL BANKS, SAVINGS AND
LOANS - SOUTHEASTERN                                               79.02%               67,227,050
                                                            -------------            -------------

Banks and Thrifts - Other Regions (13.10%)
American National Bancorp., Inc. (MD)                              67,300                1,295,525
Banc One Corp. (OH)                                                16,988                  822,856
CB Bancshares, Inc. (HI)                                           11,477                  401,695
Cullen / Frost Bankers., Inc. (TX)                                 41,000                1,737,375
Equitable Federal Savings Bank * (MD)                              17,000                  629,000
First of America Bank Corp. (MI)                                    9,394                  429,776
Mercantile Bancorp., Inc. (MO)                                     17,910                1,088,032
North Central Bancshares, Inc. (IA)                                20,000                  310,000
Provident Financial Group, Inc. (OH)                               30,000                1,282,500
Riggs National Corp. (DC)                                          15,000                  309,375
Roosevelt Financial Group, Inc. (MO)                               45,000                  990,000
Simmons First National Corp.
(Class A)(AR)                                                      30,000                  900,000
Summit Bancshares, Inc. (TX)                                       27,000                  742,500
Texas Regional Bancshares, Inc.
(Class A)(TX)                                                       5,000                  210,000
                                                                                     -------------

TOTAL BANKS AND
THRIFTS - OTHER REGIONS                                            13.10%               11,148,634
                                                            -------------            -------------

Other (5.31%)
Delta Financial Corp.*                                              5,000                   95,625
HomeSide, Inc.*                                                    10,000                  218,750
Household International, Inc.                                       5,000                  587,188
Interstate/Johnson Lane, Inc.                                      22,000                  517,000
Matrix Capital Corp.*                                              10,000                  140,000
Raymond James Financial, Inc.                                      57,150                1,564,481
Sirrom Capital Corp.                                               10,000                  345,000
Ugly Duckling Corp.*                                               36,500                  565,750
Willis Lease Finance Corp.*                                        20,000                  252,500
Wilshire Financial Services Group, Inc.*                           14,000                  227,500
                                                                                     -------------
                                                                                         4,513,794
                                                                                     -------------
TOTAL COMMON STOCKS
     (Cost $35,346,926)                                            97.43%               82,889,478
                                                            -------------            -------------

PREFERRED STOCK
Republic Security Financial Corp.,
Ser C 7.00%, (Florida)                                             10,000                  137,500
                                                                                     -------------
TOTAL PREFERRED STOCK
(Cost $100,000)                                                     0.16%                  137,500
                                                            -------------            -------------


                                                INTEREST             PAR VALUE             MARKET
                                                  RATE            (000s OMITTED)           VALUE
                                                --------          --------------           -----
SHORT-TERM INVESTMENTS
Cash Equivalents
Deposits in Mutual Banks                                            $    25          $      25,073
                                                                                     -------------

Joint Repurchase Agreement
Investment in a joint
repurchase agreement
transaction with Toronto
Dominion Securities
USA, Inc. Dated 06-30-97,
Due 07-01-97 (Secured by
U.S. Treasury Notes,
5.625% thru 6.375%
due 04-30-99 thru
06-30-02) - Note A                               5.97%                1,031              1,031,000
                                                                                     -------------
TOTAL SHORT TERM INVESTMENTS                                          1.24%              1,056,073
                                                              -------------          -------------
TOTAL INVESTMENTS                                                    98.83%          $  84,083,051
                                                              =============          =============

* Non-income producing security.

+ Denotes an affiliated company in which the Fund has ownership of at least 5% of the voting securities (see Note E of the Notes to Financial Statements).

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)
NOTE A --

The Southeastern Thrift and Bank Fund, Inc. (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940. The Fund's primary investment objective is long-term capital appreciation. Its secondary investment objective is current income.

ACCOUNTING POLICIES

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Investments in listed securities are valued at the last sales price on the exchange on which such securities are primarily traded. Listed securities for which no sales are reported and securities traded in the over-the-counter market are valued at the average of the most recent bid and asked prices. Investment securities for which no current market quotations are available are valued at fair market value as determined in good faith under the direction of the Fund's Board of Directors. Short-term investments which mature in less than 61 days when acquired by the Fund are valued at amortized cost. Short-term investments which mature in more than 60 days are valued at current market value until the sixtieth day prior to maturity at which time they are valued at amortized cost.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded using specific lot basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount on short-term investments, is recorded on the accrual basis.

DISTRIBUTIONS TO SHAREHOLDERS Net investment income distributions are generally distributed semiannually, and capital gains distributions are generally distributed annually and both are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through December 31, 1996, which has no effect on the Fund's net assets, net investment income or net realized gains.

The Fund has the option and has chosen to retain and pay the applicable federal income tax on $4,031,832 of its net long-term capital gains for the fiscal period ended December 31, 1996.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B --
INVESTMENT ADVISORY AND
ADMINISTRATION FEES AND
TRANSACTIONS WITH AFFILIATES

The Adviser is the Fund's investment adviser and administrator in accordance with the agreements described below.

The Fund operates under an investment advisory agreement which calls for the Adviser to furnish office space, furnishings and equipment and to provide the services of persons to manage the investment and reinvestment of the Fund's assets and to continuously review, supervise and administer the Fund's investment program. In return, the Fund has agreed to pay the Adviser a monthly advisory fee at an annual rate of 0.65% of the Fund's average net assets, or a flat annual fee of $50,000, whichever is higher. In addition, if total Fund expenses exceed 2% of the Fund's average net assets in any one year, the Fund may require the Adviser to reimburse the Fund for such excess, subject to a minimum fee of $50,000.

The Fund has also entered into an administration agreement with the Adviser pursuant to which the Adviser provides certain administrative services required by the Fund. In return, the Fund has agreed to pay a monthly administration fee at an annual rate of 0.15% of the Fund's average net assets or a flat annual fee of $22,000, whichever is higher.

The Fund does not pay remuneration to its officers nor to any director who may be employed by an affiliate of the Fund. Certain officers of the Fund are officers of the Adviser.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended June 30, 1997, aggregated $8,377,412 and $12,880,935, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended June 30, 1997.

The cost of investments owned at June 30, 1997 (excluding deposits in mutual savings banks) for Federal income tax purposes was $36,502,999. Gross unrealized appreciation and depreciation of investments aggregated $47,688,677 and $108,625, respectively, resulting in net unrealized appreciation of $47,580,052.

NOTE D --
SHARES REPURCHASED AND TENDER OFFERS

The Fund from time-to-time may, but is not required to, make open market repurchases of its shares in order to attempt to reduce or eliminate the amount of any market value discount or to increase the net asset value of its shares, or both. In addition, the Board currently intends each quarter during periods when the Fund's shares are trading at a discount from the net asset value to consider the making of tender offers. The Board may at any time, however, decide that the Fund should not make share repurchases or tender offers.

SUBSEQUENT DISTRIBUTION

On July 21, 1997, the Directors voted to declare income dividends on a semiannual basis. At that time, the Directors declared a dividend from net investment income in the amount of $0.19 per share payable on August 8, 1997 to shareholders of record as of July 28, 1997. Any distributions from capital gains will continue to be made on an annual basis.

NOTE E --
TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represents 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the period ended June 30, 1997 is set forth below.



                                                    ACQUISITIONS       DISPOSITIONS
                                    BEGINNING  --------------------------------------  ENDING
                                     SHARE      SHARE               SHARE              SHARE     REALIZED   DIVIDEND    ENDING
                                     AMOUNT     AMOUNT      COST   AMOUNT      COST    AMOUNT      GAIN      INCOME      VALUE
                                   ---------------------------------------------------------------------------------------------
Security Federal Bancorp., Inc.      33,600        --     $  --        --     $  --    33,600      $  --     $10,080   $571,200



SUPPLEMENTAL INFORMATION

REPURCHASE AGREEMENTS

A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

Repurchase transactions must be fully collateralized at all times, but they involve some credit risk to the Fund if the other party defaults on its obligations and the Fund is delayed or prevented from liquidating the collateral. The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller on a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and expense of enforcing its rights.

DIVIDEND REINVESTMENT PLAN

The Fund offers its registered stockholders an automatic Dividend Reinvestment Plan (the "Plan") which enables each participating stockholder to have all dividends (indicates income dividends and/or capital gains distributions) payable in cash reinvested by the Plan Agent in shares of the Fund's Common Stock. However, stockholders may elect not to enter into, or may terminate at any time without penalty, their participation in the Plan by notifying State Street Bank and Trust Company (the "Plan Agent") in writing. Stockholders who do not participate will receive all dividends in cash.

In the case of stockholders such as banks, brokers or nominees who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of record ownership of shares. These record stockholders will receive dividends under the Plan on behalf of participating beneficial owners and cash on behalf of non-participating beneficial owners. These recordholders will then credit the beneficial owners' accounts with the appropriate stock or cash distribution.

Whenever the market price of the Fund's stock equals or exceeds net asset value per share, participating stockholders will be issued stock valued at the greater of (i) net asset value per share or (ii) 95% of the market price. If the net asset value per share of the Fund's stock exceeds the market price per share on the record date, the Plan Agent shall make open market purchases of the Fund's stock for each participating stockholder's account. These purchases may begin no sooner than five business days prior to the payment date for the dividend and will end up to thirty days after the payment date. If shares cannot be purchased within thirty days after the payment date the balance of shares will be purchased from the Fund at the average price of shares purchased on the open market. Each participating stockholder will be charged a pro rata share of brokerage commissions on all open market purchases.

The shares issued to participating stockholders, including fractional shares, will be held by the Plan Agent in the name of the stockholder. The Plan Agent will confirm each acquisition made for the account of the participating stockholder as soon as practicable after the payment date of the distribution.

The reinvestment of dividends does not in any way relieve participating stockholders of any federal, state or local income tax which may be due with respect to each dividend. Dividends reinvested in shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the NASDAQ National Market System as of the dividend payment date. Distributions from the Fund's long-term capital gains will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-
5523).


NOTES

The Southeastern Thrift and Bank Fund, Inc.

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